Exhibit 99.1

 January 2025

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2023 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Key Metrics  Total Assets $6.2 billion  Market Capitalization $957.6 million  Cash Dividend Yield 3.55%  P/E Ratio 11.5x  Price to Book Value 1.3x  Price to Tangible Book Value 1.4x  Tangible Common Equity Ratio 11.29%  Competitive Position  3rd largest Kentucky domiciled bank holding company  2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions  7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of December 31, 2024  Deposit market share as of June 30, 2024  3

 Corporate History  1903 Pikeville National bank formed  1987-2005 Acquired 14 banks and purchased 17 branch locations  1997 Changed name to Community Trust Bancorp, Inc.  2010 Acquired LaFollette First National Corporation  Presently Two operational subsidiaries~   Community Trust Bank, Inc. and   Community Trust and Investment Company  4

 Our Banking Franchise  Serving customers in 81 locations in 36 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $1.1 billion

Deposits - $1.4 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.1 billion

Deposits - $2.1 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $494 million

Deposits - $706 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $1.0 billion

Deposits - $1.1 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $850 million

CTIC

Assets Under Management - $3.7 billion (including $1.1 billion CTB)
Revenues - $21.3 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2024

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7

 Executive Management Team   Banking Yrs. w/  Name Position Experience CTBI  Mark A. Gooch Chairman, President, and CEO 43 years 43  Richard W. Newsom CTB President 41 years 41  Andy Waters CTIC President and CEO 38 years 21  Kevin J. Stumbo EVP/Chief Financial Officer 38 years 30  C. Wayne Hancock EVP/Chief Legal Officer 16 years 16   Mark Smith EVP/Chief Credit Officer 32 years 18  James B. Draughn* EVP/Operations 31 years 31  Steven E. Jameson EVP/Chief Risk Officer 39 years 20  Ricky Sparkman EVP/SC KY/TN President 39 years 30  D. Andrew Jones EVP/NE KY/WV President 37 years 37  David Tackett EVP/E KY President 37 years 33  Billie Dollins EVP/C KY President 43 years 14  * Mr. Draughn has announced his resignation effective January 31, 2025. Thomas McCoy has been named his replacement. Mr. McCoy has been with CTBI for 33 years, most recently serving as SVP/Applications System Manager.  8

 Operational Philosophy  Traditional community banking business model  Executive management and board of director commitment to strong corporate governance  Decentralized decision making and centralized operations and risk management  Strong loan portfolio risk management process  Specialized product offerings  Maintain a strong tangible equity position  Organic growth expectations combined with de novo branching and acquisition  Consistent long-term performance  9

 Consistent Financial Performance   2024 2023 2022 2021 2020     EPS $4.61 $4.36 $4.59 $4.94 $3.35  ROAA 1.41% 1.40% 1.50% 1.63% 1.23%  ROAE 11.31% 11.75% 12.74% 12.88% 9.36%  Net Int. Margin 3.36% 3.32% 3.32% 3.21% 3.33%  Efficiency Ratio 52.57% 54.29% 53.07% 53.11% 58.30%  Nonperforming Loans 0.59% 0.34% 0.41% 0.49% 0.75%  Net Charge-offs 0.13% 0.08% 0.02% 0.00% 0.18%  % of Average Assets:  Noninterest Income 1.05% 1.02% 1.07% 1.13% 1.09%  Noninterest Expense 2.22% 2.25% 2.23% 2.21% 2.46%  10  All information is for the year ended December 31

 Earnings Review

 Earnings Per Share  EPS increased 5.7% from 2023 to 2024  2025 EPS goal - $4.86 to $5.06 per share  12

 Net Income  Net income increased 6.2% from 2023 to 2024  2025 goal for net income - $88.0 to $91.6 million  (in millions)  13

 Revenues  Revenues increased 7.7% from 2023 to 2024  2025 goal for revenues - $261.6 to $272.3 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  Noninterest income increased 8.5% from 2023 to 2024  2025 goal for noninterest revenue – 23.5% to 25.5% of total revenue  (in millions)  15

 Net Interest Revenue  Net interest revenue increased by 7.4% from 2023  Net interest margin increased 4 basis points  Average earning assets increased $325.8 million, or 6.2%  (in millions)  16

 Net Interest Margin  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17  Dec ’24  Sept ’24  Jun ’24  Mar ’24  Dec ’23  Sept ’23  Net Interest Margin  3.43%  3.34%  3.38%  3.23%  3.19%  3.27%  Yield on Earning Assets  5.66%  5.64%  5.66%  5.55%  5.43%  5.25%  Cost of Interest Bearing Deposits  3.18%  3.34%  3.30%  3.35%  3.27%  2.93%  Benefit of Noninterest Bearing Deposits  0.95%  1.03%  1.02%  1.03%  1.02%  0.95%

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 12/31/24 increased $423.5 million, or 7.3%, from 12/31/23  Loans increased $435.7 million or 10.8%  Investment portfolio decreased $107.4 million or 9.2%  Deposits increased $360.5 million or 7.3%  2025 goal for total assets - $6.19 to $6.57 billion  (in billions)  21

 Total Loans  Loans increased $435.7 million, or 10.8%, from 12/31/23  2025 goal for total loans - $4.53 to $4.71 billion  (in billions)  22  Loan Portfolio Mix  December 31, 2024  Loan Rate Mix

 Concentrations of Creditas a % of Total Loans  December 31, 2024  23  The net losses in non-residential real estate rental were 0.01%. There were no net losses in apartments and rental housing or hotel/motel. There were no net losses in nonperforming loans in any of these loan categories for the year 2024.

 Indirect Lending  (in millions)  24

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25  Nonperforming Loansas a % of Total Loans  Commercial loans - $861.9 thousand  Consumer indirect loans - $3.5 million  Consumer direct loans - $971.5 thousand  Residential loans - $159.0 thousand

 Nonperforming Assetsas a % of Total Assets  $3.6 million in other real estate owned  26  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Total Depositsincluding Repurchase Agreements  2025 goal for total deposits including repurchase agreements - $5.32 to $5.54 billion  (in billions)  27  Total Depositsincluding Repurchase Agreements  December 31, 2024

 Our Hoops CD product has been offered for over 27 years  100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships  $293 million in Hoops CDs as of 12/31/24  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  28

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at December 31, 2024 was 40.3%  Desired level between 40% and 50%  December 31, 2024 cash dividend yield was 3.55%  Quarterly cash dividend increased to $0.47 per share effective October 1, 2024, an increase of 2.2%  30  *2025 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 15.7% during the past five years  4.3% compound growth rate for the past five years  2025 goal for shareholders’ equity - $797.7 to $830.3 million  (in millions)  31  4.3%

 Book Value Per Share  Tangible Common Equity/Assets  32

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2019 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2023.  33

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  34  December 31, 2024

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  44 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 4.7%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  246 institutional investors (including CTIC – 10.5%) hold 11.6 million shares (61.7%)  285 mutual funds hold 5.5 million shares (30.7%)  Data as of December 31, 2024  35

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Branch expansion in growth markets  Maintain net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   37

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  38

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